POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DBLAINE INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 30th day of November, 2009.

DBLAINE INVESTMENT TRUST

By: /s/ David B. Welliver

David B. Welliver, President

STATE OF MINNESOTA

)

)

ss:

COUNTY OF Ramsey

)

Before me, a Notary Public, in and for said county and state, personally appeared David B. Welliver, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2009.

 Wanda J. Weber

/s/ Wanda Weber

              Notary Public-Minnesota

Notary Public

             My Commission Expires Jan. 31, 2010

My commission expires1/31/2010

CERTIFICATE

The undersigned, Secretary of DBLAINE INVESTMENT TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 30, 2009, and is in full force and effect:

WHEREAS, DBLAINE INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  November 30, 2009

/s/ David B. Welliver

Secretary

Dblaine Investment Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DBLAINE INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2009.

/s/ David B. Welliver

David B. Welliver

Trustee and President

STATE OF MINNESOTA

)

)

ss:

COUNTY OF Ramsey

)

Before me, a Notary Public, in and for said county and state, personally appeared David B. Welliver, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2009.

Wanda J. Weber

Notary Public-Minnesota

/s/ Wanda Weber

My Commission Expires Jan. 31, 2010

Notary Public

My commission expires 1/31/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DBLAINE INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of November, 2009.

/s/ Michael Ganley

Michael Ganley

Trustee

STATE OF MINNESOTA

)

)

ss:

COUNTY OF Ramsey

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Ganley known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2009.

            Wanda J. Weber

/s/ Wanda Weber

Notary Public-Minnesota

Notary Public

            My Commission Expires Jan. 31, 2010

My commission expires 1/31/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DBLAINE INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of November, 2009.

/s/ Dawn Howe

Dawn Howe

Trustee

STATE OF MINNESOTA

)

)

ss:

COUNTY OF Ramsey

)

Before me, a Notary Public, in and for said county and state, personally appeared Dawn Howe, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2009.

Wanda J. Weber

Wanda Weber

Notary Public-Minnesota

Notary Public

            My Commission Expires Jan. 31, 2010

My commission expires 1/31/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DBLAINE INVESTMENT TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of November, 2009.

/s/ Mary Cincotta

Mary Cincotta

Trustee

STATE OF MINNESOTA

)

)

ss:

COUNTY OF Ramsey

)

Before me, a Notary Public, in and for said county and state, personally appeared Mary Cincotta, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2009.

Wanda J. Weber

/s/ Wanda Weber

Notary Public-Minnesota

Notary Public

             My Commission Expires Jan. 31, 2010

My commission expires 1/31/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DBLAINE INVESTMENT TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2009.

/s/ Mark Hengesteg

Mark Hengesteg

Trustee

STATE OF MINNESOTA

)

)

ss:

COUNTY OF Ramsey

)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Hengesteg, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2009.

Wanda J. Weber

Wanda Weber

Notary Public-Minnesota

Notary Public

             My Commission Expires Jan. 31, 2010

My commission expires 1/31/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DBLAINE INVESTMENT TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-162536 and 811-22340), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of November, 2009.

/s/ Erin Roth

Erin Roth

Trustee

STATE OF MINNESOTA

)

)

ss:

COUNTY OF Ramsey

)

Before me, a Notary Public, in and for said county and state, personally appeared Erin Roth, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of November, 2009.

Wanda J. Weber

/s/ Wanda Weber

Notary Public-Minnesota

Notary Public

             My Commission Expires Jan. 31, 2010

My commission expires 1/31/2010